Exhibit (a)(5)(A) Scene 1 (00m00s - 00m06s) Description: [Link] Words on screen: 2 TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 2 (00m06s - 00m16s) Script: 2 Welcome to TCR Therapeutics’ video on our option exchange program. We’re excited to bring you this opportunity to exchange your underwater stock options Words on-screen: 2 • Welcome to TCR ’s Video on the option exchange program 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 3 (00m16s – 00m20s) Script: for restricted stock units. This may be welcome to you… Words on-screen: 2 • Welcome to TCR ’s Video on the option exchange program 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 4 (00m20s - 00m28s) Script: … but you should be aware that option exchanges have certain requirements that are important to understand when deciding what’s right for you. Words on-screen: 2 • Welcome to TCR Therapeutics’ video on the option exchange program 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview •

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 5 (00m28s - 00m39s) Script: First – let’s define an underwater option. An underwater option is a stock option whose exercise price, as stated in your grant agreement, is above the current trading price of the stock. Words on-screen: • Underwater Option: A stock option whose exercise price, as stated in your grant agreement, is above the current trading price of the stock • Exercise Price • Stock Price 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 6 (00m39s - 00m43s) Script: Though this is a regular occurrence, when an option becomes significantly… Words on-screen: • Underwater Option: A stock option whose exercise price, as stated in your grant agreement, is above the current trading price of the stock • Exercise Price • Stock Price • A regular occurrence 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 7 (00m43s - 00m48s) Script: … employees often lose sight of the possibility that the stock could rebound… Words on-screen: • Underwater Option: A stock option whose exercise price, as stated in your grant agreement, is above the current trading price of the stock • Exercise Price • Stock Price 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 8 (00m48s - 00m52s) Script: … making their options of real value again. Words on-screen: • Underwater Option: An option whose exercise price, as stated in your grant agreement, is above the current trading price of the stock • Exercise Price • Stock Price 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 9 (00m52s - 00m57s) Script: Especially with options that have five or more years left, there is a lot of opportunity to make up for a drop in stock price… Words on-screen: • Underwater Option: A stock option whose exercise price, as stated in your grant agreement, is above the current trading price of the stock • 5+ Years 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 10 (00m57s - 1m05s) Script: … and with that, all options have some degree of value as long as 2 TCR Therapeutics is still around. Words on-screen: • Underwater Option: A stock option whose exercise price, as stated in your grant agreement, is above the current trading price of the stock 2 • All options have some degree of value as long as TCR Therapeutics is still around 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 11 (1m05s - 01m12s) Script: But we also know it is important to many of you to see opportunity over shorter horizons. Words on-screen: 2 • All options have some degree of value as long as TCR Therapeutics is still around • Opportunity 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 12 (1m12s - 1m23s) Script: An option exchange is an opportunity for eligible employees with eligible underwater option grants to exchange their options for restricted stock units or RSUs. Words on-screen: • Option Exchange • Underwater Option • Exchange • Restricted Stock Units (RSUs) 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 13 (01m23s - 01m27s) Script: 2 An RSU is an award that mirrors a share of TCR stock, but is not actually stock… Words on-screen: • Option Exchange 2 • An RSU is an award that mirrors a share of TCR stock • Underwater Option • Exchange • Restricted stock Units (RSUs) 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 14 (01m27s-01m32s) Script: …until it vests. Once it vests, it becomes stock. Words on-screen: • Option Exchange 2 • An RSU is an award that mirrors a share of TCR stock • Once it vests, your RSU becomes stock • Underwater Option • Exchange • Restricted stock Units (RSUs) 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 15 (01m32s - 01m39s) Script: This gives you a choice – keep what you have or exchange what you have for something new. Words on-screen: • Option Exchange • Underwater Option • Keep • Exchange • Restricted Stock Units (RSUs) 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 16 (01m39s - 01m49s) Script: There are rules around these types of exchanges that seek to protect both our interests as an employer and our employees’ interests. We also need to assure our shareholders that we are acting in their best interests. Words on-screen: • Option Exchange • Employer • Employees • Shareholders • Exchange 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 17 (01m49s - 01m59s) Script: #1 in shareholders’ views is assuring that this is not taken lightly and that it doesn’t become a windfall for employees or executives. Words on-screen: • Option Exchange • Underwater Options: and option exchanges are not taken lightly • Windfall 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 18 (01m59s - 02m08s) Script: 2 It is also important for you to understand that TCR expects to only make this offering once during the life of these options, so it’s important you make this evaluation now. Words on-screen: • Option Exchange • Underwater Options and option exchanges are not taken lightly • Tender Offering • 1 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 19 (02m08s - 02m21s) Script: It’s also important to understand whether you are eligible for this offer. Only options with an exercise price of $10 or more are eligible for the exchange. Words on-screen: • Eligibility • $10+ • Only options with an exercise price of $10 or more are eligible for the exchange • Tender Offering • 1 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 2 Storyboard: TCR Therapeutics | UWSO | TCR Therapeutics’ Option Exchange Program Overview (2022) Scene 20 (02m21s - 02m38s) Script: For an example on how exchanges work, click here. For more on the tender offering, click here. Words on-screen: • Option Exchange Example • The Tender Offering • Click on any of the videos linked above to learn more. 2 • UWSO: TCR Therapeutics’ Option Exchange Program Overview

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 1 (00m00s - 00m07s) Description: [Link] Words on-screen: • Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 2 (00m07s - 00m34s) Script: Let’s look at an example that uses completely hypothetical 2 prices and exchange ratios. If TCR stock is trading at $3, you may have options with exercise prices of $10, $20, and $30. If you had 1,000 options granted at each of the three prices, and if you were offered an exchange at 2-1 for the $10 options, 3-1 for the $20 options, and 4-1 for the $30 options, would it be worth it? Words on-screen: • Example • Note: This example uses hypothetical prices and exchange rates 2 • TCR ’s Stock Price: $3 per share • Exercise Price: $10; Option Grants: 1,000; Exchange Ratio: 2:1 • Exercise Price: $20; Option Grants: 1,000; Exchange Ratio: 3:1 • Exercise Price: $30; Option Grants: 1,000; Exchange Ratio: 4:1 • UWSO: Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 3 (00m34s - 00m40s) Script: Would you trade 1,000 options with an exercise price of $30 for 250 RSUs worth $3? Words on-screen: • Example • Note: This example uses hypothetical prices and exchange rates 2 • TCR ’s Stock Price: $3 per share • 1,000 $30 Options • 250 $3 RSUs • Exercise Price: $10; Option Grants: 1,000; Exchange Ratio: 2:1 • Exercise Price: $20; Option Grants: 1,000; Exchange Ratio: 3:1 • Exercise Price: $30; Option Grants: 1,000; Exchange Ratio: 4:1 • UWSO: Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 4 (00m40s - 00m49s) Script: What about trading 1,000 options with a price of $10 options for 500 RSUs with a price of $3? • Example • Note: This example uses hypothetical prices and exchange rates 2 • TCR ’s Stock Price: $3 per share • 1,000 $10 Options • 500 $3 RSUs • Exercise Price: $10; Option Grants: 1,000; Exchange Ratio: 2:1 • Exercise Price: $20; Option Grants: 1,000; Exchange Ratio:3:1 • Exercise Price: $30; Option Grants: 1,000; Exchange Ratio: 4:1 • UWSO: Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 5 (00m49s - 1m03s) Script: Though choosing to exchange the old options may be the better deal if the stock stays below $10, each grant has a break-even point that you need to be aware of, where your current option could be worth more than your new RSUs down the road. Words on-screen: • Example • Note: This example uses hypothetical prices and exchange rates • 1,000 $10 Options • 500 $3 RSUs • Exercise Price: $10; Option Grants: 1,000; Exchange Ratio: 2:1 • Exercise Price: $20; Option Grants: 1,000; Exchange Ratio:3:1 • Exercise Price: $30; Option Grants: 1,000; Exchange Ratio: 4:1 • UWSO: Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 6 (1m03s - 01m08s) Script: Also, the RSUs will have a new annual vesting schedule. Words on-screen: • The RSUs will have a new annual vesting schedule • UWSO: Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 7 (01m08s-01m16s) Script: RSUs automatically turn into to stock when they vest, so, unlike stock options, they do not need to be exercised and do not have an expiration date. Words on-screen: • The RSUs will have a new annual vesting schedule • RSUs do not need to be exercised and do not have an expiration date • UWSO: Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 8 (01m16s-01m28s) Script: Because you will own the shares outright, they are taxable to you when they vest. By default, we will sell some of the shares that are vesting to cover your tax liability. These features might also affect your decision. Words on-screen: • The RSUs will have a new annual vesting schedule • RSUs do not need to be exercised and do not have an expiration date • The shares are taxable to you once they vest • You may choose to pay the tax withholding in cash • UWSO: Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 9 (01m28s-01m36s) Script: Though your exchange will look different than this example, this provides a basic understanding of how exchanges work. Words on-screen: • Example • This example provides a basic understanding of how exchanges work • Exercise Price: $10; Option Grants: 1,000; Exchange Ratio: 2:1 • Exercise Price: $20; Option Grants: 1,000; Exchange Ratio:3:1 • Exercise Price: $30; Option Grants: 1,000; Exchange Ratio: 4:1 • UWSO: Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | Option Exchange Example (2022) Scene 10 (01m37s - 01m50s) Script: For more on the tender offering, click here. To view the overview again, click here. Words on-screen: • The Tender Offering 2 • TCR Therapeutics’ Option Exchange Program Overview • Click on any of the videos linked above to learn more. • UWSO: Option Exchange Example

2 Storyboard: TCR Therapeutics | UWSO | The Tender Offering (2022) Scene 1 (00m00s - 00m06s) Description: [Link] Words on-screen: • The Tender Offering

2 Storyboard: TCR Therapeutics | UWSO | The Tender Offering (2022) Scene 2 (00m06s - 00m11s) Script: 2 TCR will have a tender offering allowing you to make the decision on the option exchange. Words on-screen: • Making the Election • Tender Offering: Allows you to make the decision on the option exchange • UWSO: The Tender Offering

2 Storyboard: TCR Therapeutics | UWSO | The Tender Offering (2022) Scene 3 (00m11s - 00m16s) Script: If you do not make an election, you will retain your original stock options. Words on-screen: • Making the Election • Tender Offering: Allows you to make the decision on the option exchange • If you do not make an election, you will retain your original stock options • UWSO: The Tender Offering

2 Storyboard: TCR Therapeutics | UWSO | The Tender Offering (2022) Scene 4 (00m16s - 00m23s) Script: The tender offer period will last close to one month. We will provide you with details on how to make the election at the start of the tender offer. Words on-screen: • Making the Election • Tender Offering: Allows you to make the decision on the option exchange • If you do not make an election, you will retain your original stock options • UWSO: The Tender Offering

2 Storyboard: TCR Therapeutics | UWSO | The Tender Offering (2022) Scene 5 (00m23s - 00m29s) Script: If you have multiple grants, you can make different decisions for each grant. Words on-screen: • Making the Election • Tender Offering: Allows you to make the decision on the option exchange • If you do not make an election, you will retain your original stock options • Have multiple grants? You can make different decisions for each one • UWSO: The Tender Offering

2 Storyboard: TCR Therapeutics | UWSO | The Tender Offering (2022) Scene 6 (00m29s - 00m34s) Script: At any point during the tender offering, you can enter or even modify your elections. Words on-screen: • Making the Election • Tender Offering: Allows you to make the decision on the option exchange • If you do not make an election, you will retain your original stock options • Enter or modify your elections • UWSO: The Tender Offering

2 Storyboard: TCR Therapeutics | UWSO | The Tender Offering (2022) Scene 7 (00m34s - 00m46s) Script: Once the election period closes, you are locked into your final election. If you choose to exchange your options for RSUs, you will be notified of your new award details after the exchange. Words on-screen: • Making the Election • Once the election period closes, you are locked into your final election • Tender Offering: Allows you to make the decision on the option exchange • If you do not make an election, you will retain your original stock options • You will be notified of your new award details • UWSO: The Tender Offering

2 Storyboard: TCR Therapeutics | UWSO | The Tender Offering (2022) Scene 8 (00m46s - 01m01s) Script: Much more information will be made available as you go 2 through the process. TCR cannot advise you on what makes sense for you, but ask as many questions as needed, so you feel confident you have the information you need to make the right decision for you. Words on-screen: 2 • TCR cannot advise you on what makes sense for you • UWSO: The Tender Offering

2 Storyboard: TCR Therapeutics | UWSO | The Tender Offering (2022) Scene 9 (01m01s - 01m15s) Script: For an example on how exchanges work, click here. To view the overview again, click here. Words on-screen: • Option Exchange Example 2 • TCR Therapeutics’ Option Exchange Program Overview • Click on any of the videos linked above to learn more. • UWSO: The Tender Offering